STATEMENT OF ADDITIONAL INFORMATION:

                                 MEMORIAL FUNDS

GOVERNMENT BOND FUND
CORPORATE BOND FUND
GROWTH EQUITY FUND
VALUE EQUITY FUND

Fund Information:
           Forum Shareholder Services, LLC
           P.O. Box 446
           Two Portland Square
           Portland, Maine 04101               Account Information and
           (888) 263-5593                      Shareholder Services:
                                               Forum Shareholder Services, LLC.
                                               P.O. Box 446
Investment Adviser:                            Portland, Maine 04112
           Forum Investment Advisors, LLC      (888)263-5593
           Two Portland Square
           Portland, ME 04101


                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 15, 1998
                            As amended April 21, 1999

This Statement of Additional Information ("SAI") supplements the Prospectus dated March 15, 1998, offering shares of the Government Bond Fund, Corporate Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund" and collectively the "Funds"). The Funds are each diversified portfolios of Memorial Funds (the "Trust"), a registered open-end, management investment company. This SAI should be read only in conjunction with the Prospectus, which you may obtain without charge by contacting the Trust's Distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101.

                                TABLE OF CONTENTS
                                          Page                                                              Page
1.  Investment Policies.....................3     6.  Portfolio Transactions.................................17
2.  Investment Limitations..................9     7.  Additional Purchase and Redemption Information.........18
3.  Performance Data.......................11     8.  Taxation...............................................19
4.  Management.............................12     9.  Other Information......................................20
5.  Determination of Net Asset Value.......17    10.  Financial Statements...................................21
                                                      Appendix A - Description of Securities Ratings .......A-1
                                                      Statements of Assets and Liabilities
                                                      Notes to Statements of Assets and Liabilities
                                                      Independent Auditors Report

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE.

As used in this SAI, the following terms shall have the following meanings:

         "Adviser" shall mean Forum Investment Advisors, LLC. "Advisers" shall mean the Adviser and each of the investment subadvisers that provide investment advice and portfolio management for one or more of the Funds pursuant to an investment subadvisory agreement with the Adviser.

         "Board" shall mean the Board of Trustees of the Trust.

         "CFTC" shall mean the U.S. Commodities Futures Trading Commission.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Custodian"  shall  mean  Investors  Bank  &  Trust  Company,   or  its
         successor, acting in its capacity as custodian of a Fund.

         "Equity Funds" shall mean the Growth Equity Fund and the Value Equity Fund.

         "FAdS" shall mean Forum Administrative Services, LLC, the Trust's administrator.

         "Fitch" shall mean Fitch IBCA, Inc.

         "Fixed Income Funds" shall mean the Government Bond Fund and the Corporate Bond Fund.

         "FSS" shall mean Forum Shareholder Services, LLC, the Trust's transfer and dividend disbursing agent.

         "FFSI" shall mean Forum Financial Services, Inc., the distributor of the Trust's shares.

         "Forum" shall mean the Adviser.

         "Fund" shall mean each of the separate portfolios of the Trust identified on the cover page of this Statement of Additional Information.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "NRSRO" shall mean a nationally recognized statistical rating organization.

         "Processing Organization" shall have the meaning set forth in the prospectus of the Funds.

         "SEC" shall mean the U.S. Securities and Exchange Commission.

         "S&P" shall mean Standard & Poor's Rating Group.

         "Sub-adviser" shall mean each of the investment advisers that provide investment advice and portfolio management for the Funds pursuant to investment subadvisory agreements with Adviser.

         "Transfer Agent" shall mean FSS.

         "Trust" shall mean Memorial Funds, an open-end management investment company registered under the 1940 Act.

         "U.S. Government Securities" shall mean obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" shall mean the Securities Act of 1933, as amended.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended.

1.  INVESTMENT POLICIES

The following discussion is intended to supplement the disclosure in the Prospectus concerning each Fund's investments, investment techniques and strategies and the risks associated therewith. No Fund may make any investment or employ any investment technique or strategy unless otherwise permitted in a Prospectus relating to that Fund or this SAI. For example, while the SAI describes "when-issued" transactions below, only those Funds whose investment policies, as described in the Prospectus or this SAI, allow the Fund to invest in when-issued transactions may do so.

SECURITY RATINGS INFORMATION

Moody's, S&P and other NRSROs are private services that rate the credit quality of debt obligations. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. These ratings are general and are not absolute standards of quality, however. Consequently, securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Sub-adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

A Fund may purchase unrated securities if its Sub-adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not trade as actively as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Sub-adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Sub-adviser determines that retaining such security is in the best interests of the Fund.

To limit credit risks, the Funds generally may only invest in securities that are investment grade (rated in the top four long-term investment grades by an NRSRO or in the top two short-term investment grades by an NRSRO.) Accordingly, the lowest permissible long-term investment grades for corporate bonds, including convertible bonds, are Baa in the case of Moody's and BBB in the case of S&P and Fitch; the lowest permissible long-term investment grades for preferred stock are baa in the case of Moody's and BBB in the case of S&P and Fitch; and the lowest permissible short-term investment grades for short-term debt, including commercial paper, are Prime-2 (P-2) in the case of Moody's, A-2 in the case of S&P and F-2 in the case of Fitch. All these ratings are generally considered to be investment grade ratings, although Moody's indicates that securities with long-term ratings of Baa have speculative characteristics. Corporate Bond Fund may invest up to 5% of its assets in securities rated below investment grade. Non-investment grade securities (commonly known as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repay principal and generally involve a greater volatility of price than securities in higher-rated categories.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each Fixed Income Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

The use of when-issued transactions and forward commitments enables the Fixed Income Funds to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Fund's Sub-adviser forecasts incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices lower than the current market values.

The Funds enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund subsequently chooses to dispose of its right to acquire a when-issued security or its right to deliver or receive against a forward commitment before the settlement date, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

Each Fund will establish and maintain with its custodian a separate account with cash, U.S. Government Securities and other liquid high-grade debt securities in an amount at least equal to its commitments to purchase securities on a when-issued or delayed delivery basis.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements maturing in more than seven days.

The Board is ultimately responsible for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Advisers, pursuant to guidelines approved by the Board. The Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Adviser and the Sub-adviser for each Fund monitor the liquidity of the securities in that Fund's portfolio and reports periodically on such decisions to the Board.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities are similar to corresponding nonconvertible securities to the extent that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

TEMPORARY DEFENSIVE POSITION

When a Fund assumes a temporary defensive position it may invest without limit in (1) short-term U.S. Government Securities, (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, (3) commercial paper of prime quality rated
Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the Fund's Subadviser to be of comparable quality, (4) repurchase agreements covering any of the securities in which the Fund may invest directly and (5) money market mutual funds.

OTHER INVESTMENT COMPANIES

The Funds may invest in the securities of other investment companies within the limits proscribed by the 1940 Act. In addition to the Fund's expenses (including the various fees), as a shareholder in another investment company, a Fund would bear its pro rata portion of the other investment company's expenses (including fees).

FUTURES CONTRACTS AND OPTIONS

Each Fund may seek to hedge against a decline in the value of securities it owns or an increase in the price of securities that it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. The Equity Funds may buy or sell stock index futures contracts, such as contracts on the S&P 500 stock index. The Fixed Income Funds may buy and sell bond index futures contracts. In addition, all of the Funds may buy or sell futures contracts on Treasury bills, Treasury bonds and other financial instruments. The Funds may write covered options and buy options on the futures contracts in which they may invest.

In addition, the Funds may write (sell) covered put and call options and may buy put and call options on debt securities and bond indices. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security, currency or futures contract or maintains cash, U.S. Government

Securities or other liquid, high-grade debt securities in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option.

The Funds' use of options and futures contracts would subject the Funds to certain investment risks and transaction costs to which they might not otherwise be subject. These risks include: (1) dependence on the Sub-adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options, futures contracts or related options and movements in the price of the securities hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Funds invest; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time; and (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund.

The Funds have no current intention of investing in futures contracts and options thereon for purposes other than hedging. No Fund may purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. No Fund may sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value of all open futures positions held by a Fund will not exceed 50% of its total assets.

A Fund will only invest in futures and options contracts after providing notice to its shareholders and filing a notice of eligibility (if required) and otherwise complying with the requirements of the Commodity Futures Trading Commission ("CFTC"). The CFTC's rules provide that the Funds are permitted to purchase such futures or options contracts only (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by a Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, accrued profit on the contract held with a futures commission merchant and cash proceeds from existing Fund investments due in 30 days; and (2) subject to certain limitations.

HEDGING AND OPTIONS STRATEGIES

Each Fund may purchase or sell (write) put and call options on securities to seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options on individual securities or securities or financial indices and through the purchase and sale of financial futures contracts and related options. These investment techniques involve risks that are different in certain respects from the investment risks associated with the other investments of a Fund. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges upon which options and futures are traded or the CFTC.

No assurance can be given, however, that any hedging or option income strategy will succeed in achieving its intended result.

Except as otherwise noted in the Prospectus or herein, the Funds will not use leverage in their options and hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes it to an obligation to another party unless it owns either (1) an offsetting ("covered") position or (2) cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Funds will set aside cash, U.S. Government Securities or other liquid securities (or other assets as may be permitted by the SEC) in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES

A Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the sub-adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Funds.

When a Fund sells an option, it receives a premium from the purchaser. When a Fund purchases an option, it pays a premium to the seller. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

The Funds may purchase options on securities that the Fund's Sub-adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, use of this strategy limits the potential loss to the Fund to the premium paid for the options; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. A Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Sub-adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

Certain Funds may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities which are being hedged. Index options are settled exclusively in cash.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

A Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, it would purchase a call option of the same type. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

         (1) The successful use of options depends upon the Sub-adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of an index option, fluctuations in the market sector represented by the index.

         (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

         (3) A position in an exchange-listed option may be closed out only on an exchange that provides a market for identical options. Most exchange-listed options relate to equity securities. Closing transactions may be effected with respect to options traded in the over-the-counter markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Fund may result in material losses to the Fund.

         (4) A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

         (5) When a Fund enters into an over-the-counter contract with a counterparty, the Fund will assume the risk that the counterparty will fail to perform its obligations in which case the Fund could be worse off than if the contract had not been entered into.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or the currency as called for in the contract at a specified future date and at a specified price. For futures contracts with respect to an index, delivery is of an amount of cash equal to a specified dollar amount times the difference between the index value at the time of the contract and the close of trading of the contract.

A Fund may sell interest rate futures contracts in order to continue to receive the income from a fixed income security, while endeavoring to avoid part of or all of a decline in the market value of that security which would accompany an increase in interest rates.

A Fund may purchase index futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

A Fund may purchase call options on a futures contract as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual security, in that it can be used as a temporary substitute for a position in the security itself.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

A Fund pays no price when it enters into a futures contract; rather, it deposits (typically with its custodian in a segregated account in the name of the futures broker) an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for a Fund to close a position, and in the event of adverse price movements, it would have to make daily cash payments of variation margin. In addition:

         (1) Successful use by a Fund of futures contracts and related options will depend upon the Sub-adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

         (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying currencies which causes this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term.

         (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

         (4) Like other options, options on futures contracts have a limited life. A Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

         (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

         (6) A Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

A Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. A Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section
4.5 of the rules of the CFTC. Under that section, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margins and premiums required to establish such positions would exceed 5% of the Fund's net assets.

2.  INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund, (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if a Fund satisfies a percentage restriction on an investment or investment technique when the investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations that cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or (2) 67% of the shares of a Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of a Fund are present or represented. No Fund may:

           (1) Purchase the securities of issuers (other than U.S. Government Securities) conducting their business activity in the same industry if, immediately after such purchase, the value of a Fund's investments in such industry would comprise 25% or more of the value of its total assets.

           (2) Purchase a security if, as a result (a) more than 5% of a Fund's total assets would be invested in the securities of a single issuer, or (b) a Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only with respect to 75% of a Fund's total assets and does not apply to U.S. Government Securities.

           (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purpose of the Securities Act of 1933.

           (4) Purchase or sell real estate or any interest therein, except that a Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

           (5) Purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities.

           (6) Make loans to other persons except for the purchase of debt securities that are otherwise permitted investments or loans of portfolio securities through the use of repurchase agreements.

           (7) Issue senior securities except pursuant to Section 18 of the Investment Company Act and except that a Fund may borrow money subject to its investment limitation on borrowing.

OTHER INVESTMENT LIMITATIONS

Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. No Fund may:

           (1) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted to be incurred by a Fund. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

           (2) Make short sales of securities except short sales against the box.

           (3) Purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but a Fund may make margin deposits in connection with permitted transactions in options.

           (4) Purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

           (5) Purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

           (6) Invest more than 5% of its net assets in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities a Fund could invest.

           (7) Invest in or hold securities of any issuer if officers and Trustees of the Trust or the Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

           (8) Invest in interests in oil or gas or interests in other mineral exploration or development programs.

3.  PERFORMANCE DATA

The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to predict future returns. A Fund's net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

In performance advertising the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDC/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). In addition, a Fund may compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. A Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to bonds purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds purchased at a discount by adding a portion of the discount to daily income. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Processing Organizations may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of each Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each of the Funds may advertise total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

                                        n
                                  P(1+T) = ERV

Where:

                               P = a hypothetical initial payment of $1,000; T = average annual total return;
                               n = number  of years;  and
                             ERV = ending redeemable value.

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

Period total return is calculated according to the following formula:

                                 PT = (ERV/P-1)

Where:
                          PT = period total return. The other definitions are the same as in average annual total return above.

4.  MANAGEMENT

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

TRUSTEES:

          John Y. Keffer* (56), Trustee, has been President and Director of Forum Financial Services, Inc. for more than five years. His address is Two Portland Square, Portland, Maine 04101.

          Christopher W. Hamm* (31), Chairman of the Board of Trustees, has been the President of the Memorial Group, Inc. since 1998. Prior thereto, he was an Executive Director of CIBC Oppenheimer from 1996 to 1998. Prior to that, Mr. Hamm was a Vice President of Paine Webber from 1993 to 1996. His address is 5847 San Felipe, Suite 4545, Houston, Texas 77002.

          Jay Brammer (40), Trustee, has been Executive Vice President of Gibraltar Properties, Inc., a real estate holding company, since 1995. Mr. Brammer was Executive Vice President of Gibraltar Masoleum Corp. from 1980 to 1995. His address is 9000 Keystone Crossing, Ste. 1000, Indianapolis, Indiana 46240.

          J.B. Goodwin (48), Trustee, has been President of JBGoodwin Company, a comprehensive real estate and mortgage holding company, for more than five years. His address is 3933 Steck Avenue, B-101, Austin, Texas 78759.

          Robert Stillwell (61), Trustee, has been an attorney with the law firm of Baker & Botts for more than five years. His address is 3000 One Shell Plaza, Houston, Texas 77002.


OFFICERS:

          CHRISTOPHER W. HAMM (31), President, has been the President of the Memorial Group, Inc. since 1998. Prior thereto, he was an Executive Director of CIBC Oppenheimer from 1996 to 1998. Prior to that, Mr. Hamm was a Vice President of Paine Webber from 1993 to 1996. His address is 5847 San Felipe, Suite 4545, Houston, Texas 77002.

          SARA M. MORRIS (35), Treasurer, is a Managing Director, Forum Administrative Services, LLC (and its predecessors in interest) with which she has been associated since 1994. Prior thereto, from 1991 to 1994, Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

          THOMAS G. SHEEHAN (44), Vice President, is a Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

          D. BLAINE  RIGGLE  (32),  Secretary,  is an Assistant  Counsel,  Forum
          Financial Services, Inc., with which he has been associated since 1998. Prior thereto, Mr. Riggle was Associate Counsel for Wright Express Corporation from 1997 to 1998 and for three years thereto was an associate with the law firm of Friedman, Babcock & Gaythwaite in Portland, Maine. Mr. Riggle also is an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

          STEPHEN J. BARRETT (31), Assistant Secretary, is a Manager of Client Services, Forum Financial Services, Inc., with which he has been associated since September 1996. Prior to joining Forum, Mr. Barrett spent two and a half years at Fidelity Investments where he served as a Senior Product Manager. Prior to that, he was a Securities Analyst for two and a half years with Bingham, Dana & Gould in Boston, Massachusetts. Mr. Barrett also is an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

          MARCELLA A. COTE (51), Assistant Secretary, is a Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1998. Prior thereto, from 1997 to 1998, Ms. Cote was a budget analyst for the Maine Automated Child Welfare Information System, a federally funded project of the Maine Department of Human Services. From 1991 to 1997, Ms. Cote acted as staff to the Maine Inter-departmental Committee on Transition. Ms. Cote is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

          DAWN TAYLOR (34), Assistant Treasurer, is a Tax Manager, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1986-1994, Ms. Taylor was a Tax Consultant for The New England Mutual Life Insurance Company, Boston, Massachusetts. Ms. Taylor is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Each Trustee of the Trust (other than John Y. Keffer and Christopher W. Hamm, who are interested persons of the Trust) is paid $5,000 annually and $500 for each Board meeting attended and is paid $500 for each committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust. The Trust has not adopted any form of retirement plan covering Trustees or officers.

The following table provides the estimated aggregate compensation paid to each Trustee. Estimates are presented for the fiscal year ended December 31, 1998.

---------------------------- ---------------------- ------------------------ ----------------------- -----------------
                                                        ACCRUED PENSION       ANNUAL BENEFITS UPON
                                   AGGREGATE               BENEFITS                RETIREMENT
          TRUSTEE                COMPENSATION                                                             TOTAL
---------------------------- ---------------------- ------------------------ ----------------------- -----------------
---------------------------- ---------------------- ------------------------ ----------------------- -----------------
John Y. Keffer*                       $0                       $0                     $0                      $0
---------------------------- ---------------------- ------------------------ ----------------------- -----------------
Christopher W. Hamm*                  $0                       $0                     $0                      $0
---------------------------- ---------------------- ------------------------ ----------------------- -----------------
Jay Brammer                       $7,000                       $0                     $0                  $7,000
---------------------------- ---------------------- ------------------------ ----------------------- -----------------
J.B. Goodwin                      $7,000                       $0                     $0                  $7,000
---------------------------- ---------------------- ------------------------ ----------------------- -----------------
Robert Stillwell                  $7,000                       $0                     $0                  $7,000
---------------------------- ---------------------- ------------------------ ----------------------- -----------------

ADVISERS

Forum Investment Advisors, LLC ("Adviser"), Two Portland Square, Portland, Maine 04101, serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Subject to the general control of the Board, the Adviser is responsible for among other things, developing a continuing investment program for each Fund in accordance with its investment objective and reviewing the investment strategies and policies of each Fund and overseeing the performance of the investment subadvisers responsible for the day-to-day management of each Fund's portfolio. The Adviser was incorporated under the laws of Delaware in 1987 and is registered under the Investment Advisers Act of 1940.

For its services, the Adviser receives the following advisory fees with respect to each Fund:

                                                    Advisory Fee
                                   (as a percentage of average daily net assets)
Government Bond Fund                                    0.23
Corporate Bond Fund                                     0.23
Growth Equity Fund                                      0.35
Value Equity Fund                                       0.35

To assist it in carrying out its responsibility, the Adviser has retained the following Subadvisers to render advisory services and make daily investment decisions for each Fund pursuant to an investment subadvisory agreements with the Adviser (the "Subadvisory Agreements").

           Government Bond Fund -- The Northern Trust Company

           Corporate Bond Fund -- Conseco Capital Management, Inc.
P
           Growth Equity Fund -- Davis Hamilton Jackson & Associates, L.P.

           Value Equity Fund -- Beutel, Goodman Capital Management

The amount of the fees paid by Forum to each Subadviser may vary from time to time as a result of periodic negotiations with the Subadviser regarding such matters as the nature and extent of the services (other than investment selection and order placement activities) provided by the Subadviser to the Fund, the increased cost and complexity of providing services to the Fund, the investment record of the Subadviser in managing the Fund and the nature and magnitude of the expenses incurred by the Subadviser in managing the Fund's assets and by the Adviser in overseeing and administering management of the Fund. However, the contractual fee payable to Forum by each Fund for investment advisory services that is set forth in the Prospectus will not vary as a result of those negotiations.

The Advisers furnish at their own expense all services, facilities and personnel necessary to perform their duties under the Advisory or Subadvisory Agreements. The Advisory and Subadvisory Agreements provide, with respect to each Fund, for an initial term of two years from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or, with respect to each Fund, by vote of the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory and Subadvisory Agreements are terminable without penalty by the Trust and by the Adviser, respectively, with respect to a Fund on 30 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser and the Subadviser, respectively, on not less than 90 days' written notice, and will automatically terminate in the event of its assignment. The Agreements also provide that, with respect to each Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of its obligations and duties under the Agreements. The Advisory and Subadvisory Agreements provide that the Advisers may render services to others.

ADMINISTRATOR

Forum Administrative Services, LLC ("FAdS") acts as administrator to the Trust pursuant to an Administration Agreement with the Trust. As administrator, FAdS provides management and administrative services necessary to the operation of the Trust (which include, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities. The Administration Agreement will remain in effect for a period of twelve months with respect to each Fund and thereafter is automatically renewed each year for an additional term of one year, provided that continuance is specifically approved at least annually (1) by the Board or, with respect to a Fund, by a vote of a majority of the outstanding voting securities of the Fund and (2) by a vote of a majority of Trustees of the Trust who are not parties of the Administration Agreement or interested persons of any such party.

The Administration Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party on not more than 60 days' written notice. The Administration Agreement also provides that FAdS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement.

At the request of the Board, FAdS provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of FAdS, the Adviser, the Subadvisers or their affiliates.

From time to time marketing materials may include a description of the Trust's "manager of managers" structure which include the selection of an investment consultant and sub-advisers and the criteria for their selection in terms of asset size, investment expertise, reputation and staffing. Marketing materials may include references to FAdS, a leading third party administrator, including its expertise, staffing and assets under administration and distribution. Marketing materials may explain that the Trust may be used as an investment vehicle in many circumstances, including a cemetery merchandise trust, funeral industry pre-need trusts, corporate retirement plans, IRAs, and other association-related trusts.

DISTRIBUTOR

Forum Financial Services, Inc. ("FFSI"), an affiliate of FAdS, is the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement will continue in effect for twelve months and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board or by vote of the shareholders entitled to vote thereon, and in either case, by a majority of the Trustees who (1) are not parties to the Distribution Agreement, (2) are not interested persons of any such party or of the Trust and
(3) with respect to any class for which the Trust has adopted a distribution plan, have no direct or indirect financial interest in the operation of that distribution plan or in the Distribution Agreement, at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for shares obtained by FFSI are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") that authorizes the payment to FFSI under the Distribution Services Agreement of a distribution services fee, which may not exceed an annual rate of 0.25% of the average daily net assets of each Fund attributable to Trust shares. FFSI has entered into an agreement under the Plan whereby Memorial Group, Inc., a corporation of which Christopher W. Hamm, the Chairman of the Board of Trustees and President of the Trust, is the sole shareholder receives 0.25% for performing certain distribution activities.

The Distribution Agreement provides that FFSI shall not be liable for any error of judgment or mistake of law or in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by FFSI on 60 days' written notice. The Distribution Agreement will automatically terminate in the event of its assignment.

FFSI may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. These financial institutions may charge a fee for their services and may receive shareholders service fees even though shares of the Fund are sold without sales charges or distribution fees. These financial institutions may otherwise act as processing agents, and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus and this SAI in conjunction with any materials and information provided by their institution. The financial institution and not its customers will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

TRANSFER AGENT

Forum Shareholder Services, LLC ("FSS") acts as transfer agent of the Trust pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provides, with respect to each

Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the agreement is specifically approved at least annually by the Board or, with respect to a Fund, by a vote of the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of FSS as agent for the Trust are: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

FSS or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. FSS or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from FSS with respect to assets of those customers or clients invested in the Funds. FSS, FFSI or sub-transfer agents or processing agents retained by FSS may be Processing Organizations (as defined in the Prospectus) and, in the case of sub- transfer agents or processing agents, may also be affiliated persons of FSS or FFSI.

For its services under the Transfer Agency Agreement, FSS receives, with respect to each Series: a fee of $24,000 per year; such amounts to be computed and paid monthly in arrears by the Fund; and (iii) Annual Shareholder Account Fees of $25.00 for a retail and $125.00 for an institutional shareholder account; such fees to be computed as of the last business day of the prior month.

FUND ACCOUNTANT

Pursuant to a Fund Accounting Agreement, Forum Accounting Services, LLC, ("FAcS") prepares and maintains books and records of each Fund on behalf of the Trust as required under the 1940 Act, calculates the net asset value per share of each Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services, FAcS receives from the Trust with respect to each Fund a fee of
$36,000 per year plus surcharges of $6,000 to $24,000 for specified asset levels. FAcS is paid additional surcharges of $12,000 per year for each of the following: a portfolio with more than a specified number of securities positions and/or international positions; investments in derivative instruments; percentages of assets invested in asset backed securities; and, a monthly portfolio turnover rate of 10% or greater.

5.  DETERMINATION OF NET ASSET VALUE

The Trust does not determine the Funds' net asset value on any day that the New York Stock Exchange ("NYSE") is closed. The NYSE is normally closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veterans' Day, Thanksgiving and Christmas. The Trust determines the net asset value per share of each Fund as of the close of trading on the NYSE (normally 4:00 p.m., Eastern time) on each Fund Business Day by dividing the value of the Fund's net assets (in other words, the value of its portfolio securities and other assets less its liabilities) by the number of that Fund's shares outstanding at the time the determination is made. Securities owned by a Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by th

Board. Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt in proper form of any purchase or redemption order.

6.  PORTFOLIO TRANSACTIONS

Purchases and sales of debt securities for the Fixed Income Funds usually are principal transactions. Portfolio securities for these Funds are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

The Equity Funds will, and the Fixed Income Funds may, effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Fund's Sub-adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Sub-adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Sub-advisor may also take into account payments made by brokers effecting transactions for a Fund (1) to the Fund or
(2) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, a Sub-adviser may give consideration to research and investment analysis services furnished by brokers or dealers to the Sub-adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Sub-adviser's own internal research and investment strategy capabilities. The Sub-adviser may use the research and analysis in connection with services to clients other than the Fund, and the Sub-adviser's fee is not reduced by reason of the Sub-adviser's receipt of the research services.

Investment decisions for the Funds will be made independently from those for any other account or investment company that is or may in the future become managed by the Sub-advisers or their affiliates. If, however, a Fund and other investment companies or accounts managed by one of the Sub-advisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies and accounts managed by one of the Sub-advisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

In the future the Funds, consistent with the policy of obtaining best net results, may conduct brokerage transactions through affiliates of those persons or Forum. The Board has adopted procedures in conformity with applicable rules under the 1940 Act to ensure that all brokerage commissions paid to these persons are reasonable and fair.

7.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor on a best efforts basis.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily, from time to time, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.

The Trust has filed a formal election with the Securities and Exchange Commission pursuant to which a Fund will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Funds to exchange their shares for shares of the same class of any other Fund of the Trust or a designated class of shares of Daily Assets Government Fund, a money market fund of Forum Funds ("Participating Fund"). For Federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

By use of the exchange privilege, the shareholder authorizes FSS to act upon the instruction of any person representing himself to either be, or to have the authority to act on behalf of, the investor and believed by FSS to be genuine. The records of FSS of such instructions are binding. Proceeds of an exchange transaction may be invested in another Participating Fund in the name of the shareholder.

Exchange transactions will be made on the basis of relative net asset values per share at the time of the exchange transaction. Shares of any Participating Fund may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund. The terms of the exchange privilege are subject to change, and the privilege may be terminated by the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without reasonable advance notice to shareholders.

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

The Trust offers an individual retirement plan ("IRA") for individuals who wish to use Trust shares of the Funds as a medium for funding individual retirement savings. Under the IRA, distributions of net investment income and capital gain will be automatically reinvested in the IRA established for the investor. The Funds' custodian furnishes custodial services to the IRAs for a service fee. Shareholders wishing to use a Fund's IRA should contact FSS for further details and information.

8.  TAXATION

Each Fund intends, for each taxable year, to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by a Fund and assume that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

The Equity Funds expect to derive a substantial amount of their gross income (exclusive of capital gain) from dividends. Accordingly, that portion of the Equity Funds' dividends so derived will qualify for the dividends-received deduction for corporations to the extent attributable to certain qualifying dividends received by the Fund from domestic corporations. The Fixed Income Funds expect to derive substantially all of their gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that only a small portion, if any, of the Fixed Income Funds' dividends or distributions will qualify for the dividends-received deduction for corporations. Capital gain distributions are not eligible for the dividends received deduction for corporations.

Under the Code, gains or losses from the disposition of (1) foreign  currencies,
(2) debt securities denominated in a foreign currency, (3) certain options on foreign currencies or (4) certain forward contracts denominated in a foreign currency, that are attributed to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than affecting the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such losses may result in all or a portion of prior dividend distributions for such year being recharacterized as non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her shares. To the extent that such distributions exceed such shareholders' basis, each distribution will be treated as a gain from the sale of shares. Under certain conditions, a Fund may elect to except from Section 988 any foreign currency gain or loss realized by a Fund on any regulated forward contract, option or futures contract which would be "marked to market" under
Section 1256 of the Code if held on the last day of taxable year, as described immediately below.

Certain listed options, regulated futures contracts and foreign exchange contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" from the application of section 1256.

With respect to equity or over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the respective Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle;
(2) a Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

A Fund's investment in zero coupon securities will be subject to special provisions of the Code which may cause the Fund to recognize income without receiving cash necessary to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. In order to satisfy those distribution requirements the Fund may be forced to sell other portfolio securities.

9.  OTHER INFORMATION

CUSTODIAN

Pursuant to a Custodian Agreement, Investors Bank & Trust Company acts as the custodian of the Funds' assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on Fund investments.

COUNSEL

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, One Battery Park Plaza, New York, New York 10004

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP act as independent auditors for the Funds.

THE TRUST AND ITS SHARES

The Trust was organized on November 26, 1997, as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may divide portfolios or series into two or more classes of shares (such as Trust and Institutional Shares). Currently the authorized shares of the Trust are divided into 4 separate series.

Each share of each Fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders and Trustees have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (1) a court refuses to apply Delaware law, (2) no contractual limitation of liability is in effect, and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

SHAREHOLDINGS

As of March 13, 1998, Memorial Group, Inc., a Delaware corporation, owns 100% of the shares of each fund as listed below. Trustee and President Christopher W.
Hamm owns 100% of the shares of Memorial Group, Inc. As of the same date, no other officers or Trustees of the Trust owned any of the outstanding shares of the Funds. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

FUND                              SHAREHOLDER                     INTEREST
----                              -----------                     --------
Government Bond Fund              Memorial Group, Inc.            100%
Corporate Bond Fund               Memorial Group, Inc.            100%
Growth Equity Fund                Memorial Group, Inc.            100%
Value Equity Fund                 Memorial Group, Inc.            100%

10.  FINANCIAL STATEMENTS

Because the Funds had not commenced operations as of the date of this SAI, financial statements for these Funds are not yet available.

                                 MEMORIAL FUNDS

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

1.   CORPORATE BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated CC typically are debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated D are in payment default or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the

AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

2.   PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated caa is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note:   Moody's  applies  numerical   modifiers  1,  2  and  3  in  each  rating
classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

3.   SHORT-TERM DEBT (COMMERCIAL PAPER)

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2, both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         ---  Leading market positions in well-established industries.
         ---  High  rates  of  return on  funds employed.
         --- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         --- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         --- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D.   Issues assigned this rating are in actual or imminent payment default.

THE MEMORIAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 11, 1998

                                                                                              GOVERNMENT             CORPORATE
                                                                                               BOND FUND             BOND FUND
                                                                                          --------------------   -------------------

ASSETS

Cash                                                                                                  $25,000               $25,000
Deferred organization expense                                                                          30,000                30,000

                                                                                          --------------------   -------------------
                                                                      Total assets                    $55,000               $55,000

LIABILITIES

Accrued organization expenses                                                                          30,000                30,000
                                                                                          --------------------   -------------------

NET ASSETS                                                                                            $25,000               $25,000
                                                                                          --------------------   -------------------

Shares Outstanding (no par value, shares authorized
is unlimited)                                                                                           2,500                 2,500
                                                                                          --------------------   -------------------

Net Asset Value, offering and redemption price
per share ($25,000/2,500 shares outstanding per fund)                                                  $10.00                $10.00
                                                                                          --------------------   -------------------


       GROWTH EQUITY           VALUE EQUITY
            FUND                   FUND
   -----------------------   -----------------



                  $25,000             $25,000
                   30,000              30,000

   -----------------------   -----------------
                  $55,000             $55,000



                   30,000              30,000
   -----------------------   -----------------

                  $25,000             $25,000
   -----------------------   -----------------


                    2,500               2,500
   -----------------------   -----------------


                   $10.00              $10.00
   -----------------------   -----------------



The accompanying notes are an integral part of these statements.

NOTES TO STATEMENTS OF ASSETS AND LIABILITIES
MARCH 11, 1998

Note 1 - Significant Accounting Policies:

(A) General: The Memorial Funds (the "Trust") is an open end management investment company registered under the Investment Company Act of 1940, as amended. The Company was established as a Delaware business trust organized pursuant to a Declaration of Trust dated November 25, 1997. The Government Bond Fund, Corporate Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund") are each separate, diversified series of the Trust. Each Fund presently offers two classes of shares, Trust shares and Institutional shares. Shares of each class have identical interests in the portfolio of the Fund and have the same rights. As of March 11, 1998, the Funds had no operations other than organizational matters and the issuance and sale of initial shares to Memorial Group, Inc., on March 11, 1998.

(B) Organizational Expenses: Costs incurred by the Funds in connection with their organization and the initial offering of their shares have been deferred and will be amortized on a straight-line basis from the date upon which the Funds will commence their investment activities, over a period of five years. If any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

(C) Federal Taxes: Each Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision will be required.


Note 2 - Investment Adviser

Forum Investment Advisors, LLC (the "Adviser"), serves as the investment adviser for each Fund. For their services, the Adviser is paid by the Government Bond Fund and Corporate Bond Fund a fee at an annual rate of 0.35% of each Fund's average daily net assets. The Growth Equity Fund and Value Equity Fund are charged a fee at an annual rate of 0.45% of each Fund's average daily net assets.

The Adviser has retained the following sub-advisers to render advisory services and make daily investment decisions for each Fund:

         The Government Bond Fund is managed by The Northern Trust Company.
         The Corporate Bond Fund is managed by Conseco Capital Management, Inc. The Growth Equity Fund is managed by Davis, Hamilton, Jackson &
           Associates, L.P.
         The Value Equity Fund is managed by Beutel, Goodman Capital Management

The sub-advisers are compensated by the Adviser.


Note 3 - Administrative, Accounting, Distribution and Shareholder Servicing Fees

Forum Administrative Services, LLC ("FAdS") is the administrator of the Funds, and is responsible for the supervision of the overall management of the Funds. For these services, FAdS receives a fee at an annual rate of 0.15% of each Fund's average daily net assets under $150 million, and 0.10% of the average daily net assets in excess of $150 million, subject to an annual minimum fee of $30,000 for each Fund.

Forum Financial Services, Inc. ("FFSI") acts as distributor of each Fund's shares. The Funds have adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the provisions of the Plan, each Fund may reimburse FFSI up to an annual rate of 0.25% of each Fund's Trust shares average daily net assets.

Forum Accounting Services, LLC provides portfolio accounting services to each Fund.

Forum Shareholder Services, LLC acts as each Fund's transfer agent and dividend disbursing agent.

Independent Auditors' Report


The Board of Trustees and Shareholder
Memorial Funds:

We have audited the accompanying statements of assets and liabilities of Government Bond Fund, Corporate Bond Fund, Growth Equity Fund, and Value Equity Fund, portfolios of Memorial Funds (the Company) as of March 11, 1998. These statements of assets and liabilities are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of assets and liabilities. Our procedures included confirmation of cash in bank by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of Government Bond Fund, Corporate Bond Fund, Growth Equity Fund, and Value Equity Fund as of March 11, 1998, in conformity with generally accepted accounting principles.




KPMG Peat Marwick LLP


Boston, Massachusetts
March 11, 1998